UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

One2One Living Corporation
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54024
(Commission File Number)

20-4281128
 (IRS Employer Identification No.)

3585 North Courtenay Parkway, Suite 5
Merritt Island, Florida 32953
 (Address of principal executive offices)(Zip Code)

(877) 407-9797
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

One June 17, 2013, One2One Living Corporation, a Nevada corporation (the “Company”), One2One Living Corporation, a Florida corporation and wholly-owned subsidiary of the Company (“One2One Florida”), and Mary Spio, President and Chief Executive Officer of the Company, have entered into an Amended and Restated Lockup and Shareholder Agreement dated June 14, 2013.  Under the  Amended and Restated Lockup and Shareholder Agreement Ms. Spio has agreed to not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or transfer any of her Series A Preferred Stock or Series B Preferred Stock, or their respective underlying shares of common stock, Ms. Spio received from the Company until December 31, 2013.

On December 31, 2012, the Company completed a reverse acquisition transaction through a reverse-triangular merger (the “Merger”) with One2One Florida whereby we issued 100 shares of Series A Preferred Stock and 34,000,000 shares of Series B Preferred Stock of the Company and in consideration for all the issued and outstanding shares in One2One Florida.  Each share of Series A Preferred Stock is convertible into one share of common stock of the Company and requires the consent of the majority of the holders of Series A Preferred Stock to change the composition of the board of directors or President and Chief Executive Officer of the Company, change the Articles of Incorporation or Bylaws of the Company, or engage in merger, sale of assets, share exchange or other reorganization of the Company. Each share of Series B Preferred Stock is convertible into 5 shares of common stock and equal to 100 votes of common stock of the Company.  Ms. Spio is the beneficial holder of 152,031,100 shares, or 71.4%, of the common stock of the Company, all but 100 shares of which are held derivatively in the form of Series B Preferred Stock.

The Amended and Restated Lockup and Shareholder Agreement makes two principal changes to that certain Lockup and Shareholder Agreement dated December 12, 2012, also by and among the Company, One2One Florida and Ms. Spio.  First, the terms and conditions in the Lockup and Shareholder Agreement are extended from June 12, 2013 until December 31, 2013. Second, the Company has agreed to not register any shares of common stock or any other security of the Company or One2One Florida under Section 5 of the Securities Act, make any offering of securities of the Company or One2One Florida under or pursuant to Regulations A or E of the Securities Act, or directly or indirectly make or effect sales of securities of the Company or One2One Florida on any exchange or securities market not inside of the United States.

The material terms of the Amended and Stated Lockup and Shareholder Agreement are summarized as follows.  So long as any shares of common stock of the Company issued and outstanding on June 10, 2013, are held by such holder of common stock prior to December 31, 2013, the Company or One2One Florida shall not, without first obtaining the approval (by vote or written consent, as provided by law) of such of common stock of the Company on June 10, 2013:

(a)	amend the Company’s or One2One Florida’s Articles of Incorporation or Bylaws;

(b)
change or modify the rights, preferences or other terms of the any securities of the Company  or One2One Florida, or increase or decrease the number of authorized shares of the Company’s or One2One Florida’s securities;

(c)
effect any forward split any issued or outstanding securities of the Parent or the Company or otherwise reclassify or recapitalize any outstanding equity securities or reverse split of any issued or outstanding securities of the Company  or One2One Florida or otherwise reclassify or recapitalize any outstanding equity securities by a ratio of more than 2-for-1 or otherwise reorganize itself or its securities so that the number issued and outstanding shares of common stock of the Company held by non-affiliates of the Company is reduced by more than 50 percent from the date hereof;

(d)
authorize or issue, or undertake an obligation to authorize or issue, any equity securities (or any debt securities convertible into or exercisable for any equity securities), except that the Company may issue that number of shares of common stock equal to seven percent (7%) of the issued and outstanding number of shares of common stock of the Company immediately after consummation [December 31, 2012] of the Merger and issuance of the Merger Shares pursuant to the Merger;

(e)
authorize or effect any transaction constituting a Liquidation Event (as defined in this subparagraph) under the Articles, or any other merger or consolidation of the Company  or One2One Florida.  For purposes of this Agreement, a “Liquidation Event” shall mean: (1) the closing of the sale, transfer or other disposition of all or substantially all of t the Company’s or One2One Florida’s assets (including an irrevocable or exclusive license with respect to all or substantially all of the Company’s or One2One Florida’s intellectual property); (2) the consummation of a merger, share exchange or consolidation with or into any other corporation, limited liability company or other entity, (3) authorize or effect any transaction liquidation, dissolution or winding up of the Company  or One2One Florida, either voluntary or involuntary, provided, however, that none of the following shall be considered a Deemed Liquidation: (i) a merger effected exclusively for the purpose of changing the domicile of the Company or One2One Florida, or (ii) the Merger itself;

(f)	declare or pay any dividends or make any other distribution with respect to any class or series of capital stock;

(g)
redeem, repurchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any outstanding shares of capital stock (other than the repurchase of shares of common stock from employees, consultants or other service providers pursuant to agreements approved by the Board of Directors under which the Company  or One2One Florida has the option to repurchase such shares at no greater than original cost upon the occurrence of certain events, such as the termination of employment);

(h)
amend any stock option plan of the Company  or One2One Florida, if any (other than amendments that do not require approval of the stockholders under the terms of the plan or applicable law) or approve any new equity incentive plan;

(i)	transfer assets to any subsidiary or other affiliated entity; or

(j)
register any shares of common stock or any other security of the Company or One2One Florida under Section 5 of the Securities Act, make any offering of securities of the Company or One2One Florida under or pursuant to Regulations A or E of the Securities Act, or directly or indirectly make or effect sales of securities of the Company or One to One Florida on any exchange or securities market not inside of the United States.

Item 3.02 Unregistered Sales of Equity Securities

On June 17, 2013, the Company offered and sold 625,000 shares of common stock of the Company at a purchase price of $0.16 per share, for aggregate proceeds of $100,000.  The offer and sale was made pursuant to a Subscription Agreement dated June 10, 2013.  The Company made the offer and sale pursuant to the exemption from registration afforded by Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended, on the basis that the offer and sale was made outside of the United States, to a non-US person, where no directed selling efforts were made in the United States and offering  restrictions were implemented.   The Company did not, and is not obligated to, make payment of any commission or finder’s fee in connection with the offer and sale.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Amended and Restated Lockup and Shareholder Agreement dated June 14, by and between the Registrant and Mary Spio
10.2	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

One2One Living Corporation
(Registrant)

Date: June 18, 2013	By:	/s/Mary Spio
	Name:	Mary Spio
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Lockup and Shareholder Agreement dated December 12, 2012, by and between the Registrant and Mary Spio
10.2	Form of Subscription Agreement